UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 28, 2012

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	001-09718	25-1435979
(state or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 28, 2012, The PNC Financial Services Group, Inc. issued a press release announcing that it submitted a redemption notice to the property trustee for redemption on July 30, 2012 of all of the outstanding of the following trust preferred securities: a) $450,000,000 of trust preferred securities issued by PNC Capital Trust E (NYSE: PNH) (CUSIP 69350S 208) (the “PNC E TPS”) and b) $517,500,000 of enhanced trust preferred securities issued by the National City Capital Trust IV (NYSE:NCCPRC) (CUSIP 63540U207) (the “NCCT IV TPS” and together with the PNC E TPS, the “Trust Preferred Securities”).

The PNC E TPS have a current distribution rate of 7.750 percent and a scheduled redemption date of March 15, 2038. The NCCT IV TPS have a current distribution rate of 8.000 percent and a scheduled maturity date of September 15, 2047. In each case, the redemption price will be $25 per security, which reflects 100% of the liquidation amount, plus accrued and unpaid distributions to the redemption date. The redemptions will be funded with available cash.

Pursuant to the terms of the Trust Preferred Securities, PNC may redeem these Trust Preferred Securities within ninety (90) days of a “Capital Treatment Event” or “Regulatory Capital Event” (as defined in the documents governing these securities), as the case may be. PNC has determined that a Capital Treatment Event or Regulatory Capital Event, as the case may be, occurred upon approval by the Board of Governors of the Federal Reserve System on June 7, 2012 of a joint notice of proposed rulemaking with the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency addressing, among other matters, Section 171 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and providing detailed information regarding the cessation of Tier 1 capital treatment for outstanding trust preferred securities.

As a result of these redemptions and assuming the redemption of other trust preferred securities redeemable at par in the fourth quarter of 2012, PNC expects its total second half noncash charges to be $162 million rather than $150 million, as disclosed in PNC’s first quarter 2012 Form 10-Q.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2012	The PNC Financial Services Group, Inc.

	By:	/s/ Gregory H. Kozich
Name: Gregory H. Kozich
Title: Senior Vice President and Controller

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated June 28, 2012	Filed herewith